                             SCHEDULE 14C INFORMATION
              Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                               (Amendment No.    )



Check the appropriate box:

[x] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))

[ ] Definitive Information Statement

*****************************************************************************
                                PUBCO CORPORATION
                 (Name of Registrant as Specified In Its Charter
*****************************************************************************

Payment of Filing Fee (Check the appropriate box)

[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and O-11

    1)   Title of each class of securities to which transaction applies:
    2)   Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4)   Proposed maximum aggregate value of transaction:
    5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
         2)   Form, Schedule or Registration Statement No.:
         3)   Filing Party:
         4)   Date Filed:

                    P U B C O   C O R P O R A T I O N

                           3830 Kelley Avenue
                         Cleveland, Ohio  44114




                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                            November 29, 2001



    Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Pubco Corporation (the "Company") will be held at the offices of the Company at 3830 Kelley Avenue, Cleveland, Ohio 44114 on Thursday, November 29, 2001, at 11:00 A.M. Eastern Time to consider and act upon the following:

         1. Election of a Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

         2.   A proposal to adopt an amendment to the Company's
    Certificate of Incorporation to limit record ownership of the Company's Common Stock and Class B Stock to persons owning at least 100 shares of Common Stock or Class B Stock.

         3. Transact such other business as may properly come before the Meeting.

    Stockholders of record of the Company's Common Stock and Class B Stock at the close of business on November 7, 2001, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Meeting or at any adjournment thereof.

                                    By Order of the Board of Directors


                                            Stephen R. Kalette
                                               Secretary


Cleveland, Ohio
November 8, 2001




                   SEE INFORMATION STATEMENT ENCLOSED

                      P U B C O   C O R P O R A T I O N

                              3830 Kelley Avenue
                            Cleveland, Ohio  44114



                            INFORMATION STATEMENT



                        ANNUAL MEETING OF STOCKHOLDERS
                              November 29, 2001


                                                              November 8, 2001

Matters to be Considered at the Meeting

    This Information Statement is furnished by Pubco Corporation, a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders to be held November 29, 2001, and at all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Company's Annual Report for the year ended December 31, 2000 is being mailed together with this Information Statement on or about November 8, 2001. Stockholders of record as of the close of business on November 7, 2001 (the "Record Date") are entitled to notice of and to vote at the Meeting.

    The only business which the Board of Directors intends to present or knows that others will present at the Meeting is as set forth in the attached Notice of Annual Meeting of Stockholders.

Voting

    Holders of record at the close of business on the Record Date of the Company's issued and outstanding Common Stock, par value $.01 per share ("Common Stock"), will be entitled to one vote for each share held and holders of record at the close of business on the Record Date of the Company's Class B Stock, par value $.01 per share ("Class B Stock"), will be entitled to 10 votes for each share held. As of September 30, 2001, the Company had 2,977,572 shares of Common Stock outstanding and 547,333 shares of Class B Stock outstanding.

    A majority of the voting power present and voting at the Meeting is required to approve the election of the Directors and a majority of the voting power entitled to vote at the Meeting is required to approve the proposal to amend the Company's Certificate of Incorporation to limit record ownership of the Company's Common Stock and Class B Stock to those persons owning at least 100 shares.

    A stockholder who has indicated his intention to vote for the six nominees for the Board of Directors named herein and to vote for the apoption of the Proposal to Amend the Company's Certificate of Incorporation to limit record ownership of the Company's Common Stock and Class B Stock to those persons owning at least 100 shares, beneficially owns shares entitled to approximately 85% of all possible votes at the meeting, thereby assuring election of the six nominees and the adoption of the Propsal to Amend the Company's Certificate of Incorporation.

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of September 30, 2001 (i) the number of shares of the Company's stock owned, directly or indirectly, by each Director of the Company and by all Directors, Director nominees and officers as a group, and (ii) the number of shares of the Company's stock held by each person who was known by the Company to beneficially own more than 5% of the Company's stock:

                               Common Stock                    Class B Stock         Aggregate
                      Amount and Nature               Amount and Nature              Percent of
                        of Beneficial    Percent of     of Beneficial    Percent of    Voting
Name of Holder         Ownership (1)(2)     Class      Ownership (1)(2)     Class      Power

Glenn E. Corlett                  --         --                  --           --         --
Jack Howard(6)                 9,867          *                  --           --          *
Harold L. Inlow                   --         --                  --           --         --
Stephen R. Kalette(5)         10,166          *              13,759          2.5        1.7
Robert H. Kanner(3)        2,066,894       69.4             514,044         93.9       85.3
William A. Dillingham(5)      53,725        1.8                  --           --          *
Leo L. Matthews(4)                --         --                  --           --         --
Maria Szubski(5)               5,000          *                  --           --          *
  3830 Kelley Avenue
  Cleveland, OH 44114

All Directors and
  officers as a group      2,155,752       70.6             527,803         96.4       87.2
  (9 persons)(3)(5)

FMR Corp. (7)
  82 Devonshire Street
  Boston, MA 02109           319,500       10.7                  --           --        3.8

* indicates less than 1%.

(1) Except as set forth below, each owner has sole voting and investment power with respect to the shares beneficially owned by him.

(2) Class B Stock is convertible into Common Stock on a share for share basis. Therefore, ownership of Class B Stock may also be deemed to be beneficial ownership of the same number of shares of Common Stock.

(3) Does not include 800 shares of Common Stock owned by Mr. Kanner as custodian for his children, as to which shares he disclaims beneficial ownership.

(4) Mr. Matthews owns approximately 3.6% of the Common Stock of the Company's Allied Construction Products, Inc. subsidiary ("Allied").

(5) Includes for each respective person and the group, the following number of shares of Common Stock which may be acquired within 60 days on exercise of stock options: Kalette - 10,000, Dillingham - 50,000, Szubski - 5,000, all officers and directors as a group - 75,000.

(6) Does not include 1,100 shares of Common Stock owned by Mr. Howard's wife as custodian for his children, as to which shares he disclaims beneficial ownership.

(7) Information concerning FMR Corp. is based upon disclosure contained in a
    Schedule 13(G) filed with the SEC and the Company as of February 1, 2001.


                            ELECTION OF DIRECTORS

    Six Directors are to be elected for the ensuing year to hold office until the next Annual Meeting of Stockholders and until their successors are elected and shall qualify. All nominees are currently serving as Directors of the Company having been elected to the Board of Directors at the 2000 Annual Meeting of Stockholders. Election as a Director requires the favorable vote of the majority of the votes of the Common Stock and Class B Stock (voting together as a single class) voting at the election of Directors.

Information Concerning Nominees

Name, Age and Position                    Principal Occupation
with the Company                          During Last Five Years

Glenn E. Corlett           Dean of the College of Business at Ohio University,
  57, Director since       Athens, Ohio since July 1, 1997.  Between November,
  1997, Member of the      1996 and June, 1997, Mr. Corlett was an independent
  Audit Committee and      business consultant in Cleveland, Ohio.  Mr. Corlett
  Compensation Committee   is also a Director of Rocky Shoes & Boots, Inc. and
                           Frederick Brewing Co.

William A. Dillingham      President of the Company's computer printer and
  58, Director since       labeling supplies businesses for more than 10 years.
  1997, President of
  the Company's computer
  printer and labeling
  supplies businesses.

Jack Howard                Principal of Mutual Securities, Inc., an NASD
  40, Director since       registered Broker/Dealer for more than the past
  1999, Member of the      five years.  Director of Gateway Industries, Inc.
  Audit Committee and      WebFinancial Corporation, Castelle and US
  Compensation Committee   Diagnostic, Inc.

Harold L. Inlow            Independent business consultant since January 1,
  67, Director since       1995.
  1997, Member of the
  Audit Committee and
  Compensation Committee

Stephen R. Kalette         Director and executive officer of the Company since
  51, Director since       April, 1984.
  1983, Vice President,
  Administration, General
  Counsel & Secretary

Robert H. Kanner           Director and executive officer of the Company since
  54, Director since       December, 1983.
  1983, Chairman,
  President & CEO

Board of Directors

     The Board of Directors establishes broad corporate policies which are carried out by the officers of the Company who are responsible for day-to-day operations. In 2000, the Board held two meetings and took action by unanimous written consent on four other occasions. No Director was absent during the year from any of the meetings of the Board of Directors or of any of the committees of the Board on which he served.

Committees of the Board of Directors

     The Company has a standing Audit Committee. The Audit Committee consists of Mr. Corlett, Mr. Inlow and Mr. Howard. The Audit Committee (i) reviews the internal controls of the Company and its financial reporting; (ii) meets with the Chief Financial Officer and such other officers as it, from time to time, deems necessary; (iii) meets with the Company's independent public accountants and reviews the scope and results of auditing procedures, the degree of such auditors' independence, audit and non-audit fees charged by such accountants, and the adequacy of the Company's internal accounting controls; and (iv) recommends to the Board the appointment of the independent accountants.

     The Audit Committee Charter was adopted on March 29, 2000. A copy of the Charter may be found as Exhibit A attached to this Information Statement. The members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards, as applicable. The Audit Committee met once in 2000 and issued its report which is contained in this Information Statement.

     The Company also has a Compensation Committee. The Compensation Committee also consists of Mr. Corlett, Mr. Inlow and Mr. Howard.

Compensation of Directors

     The Company pays its outside Directors an annual fee of $15,000, payable monthly. The Company also reimburses its Directors for any expense reasonably incurred while performing services for the Company. Directors who are employees of the Company or otherwise receive compensation from the Company do not receive any fee for acting as Directors of the Company.

Other Executive Officers

     Leo L. Matthews, age 61, has been President of Allied since it was acquired in March, 1993.

     Maria Szubski, age 42, was named the Company's Chief Financial Officer on June 30, 1999. She has been employed by the Company as an accountant for more than the past five years.

Certain Transactions

     The Company leases a general purpose 312,000 square foot building in Cleveland, Ohio (the "Building") on a triple net basis. The premises are used for executive and administrative facilities, computer printer supplies and labeling supplies manufacturing and administrative operations, and Allied's manufacturing and administrative operations. The Company subleases a portion of the Building to an unrelated party. The annual rental for the Building is approximately $548,700. The Partnership that owns the Building is 80% owned and controlled by Mr. Kanner. Mr. Dillingham, Mr. Kalette and five other individuals have a minority interest in the Partnership.

                           MANAGEMENT COMPENSATION


Summary Compensation Table

     The following table discloses compensation paid or accrued, during each of the Company's last three fiscal years, to the Company's Chief Executive Officer and to its other executive officers.

                                                                 Long-Term Compensation
                                  Annual Compensation                Awards        Payouts
      Name and                                  Other Annual  Restricted            LTIP     All Other
      Principal                        Bonus    Compensation  Stock       Options  Payouts  Compensation
      Position       Year  Salary($)    ($)         ($)       Awards ($)    (#)     ($)         ($)

Robert H. Kanner(1)
     Chairman, CEO,   2000  $362,314      ---     $95,499(2)       ---       ---      ---   $146,108(3,4,5)
     President        1999   525,000      ---      85,631          ---       ---      ---    173,092
                      1998   525,000      ---      74,710          ---       ---      ---    181,605


Stephen R. Kalette
     VP-Admin.,       2000  $330,000      ---     $29,921(6)       ---       ---      ---   $ 31,790(4,5)
     General Counsel  1999   330,000      ---      28,844          ---    20,000      ---     32,494
     & Secretary      1998   330,000      ---      27,600          ---       ---      ---     35,757


William A. Dillingham(7)
     President of     2000  $380,277      ---     $10,714(7)       ---       ---      ---   $ 25,000(5,8)
     Printer Supplies 1999   450,000      ---       9,189          ---   100,000      ---     25,000
     Business         1998   450,000      ---      10,091          ---       ---      ---     31,000


Leo L. Matthews(9)
     President of     2000  $140,000   $  ---     $ 6,861(10)      ---       ---      ---   $ 12,342(11)
     Allied           1999   133,789     96,396     7,431          ---       ---      ---     10,816
                      1998   130,000     60,084     5,703          ---       ---      ---     11,000


Maria Szubski
     Chief Financial  2000  $160,000        ---   $ 3,137(12)      ---       ---      ---   $ 15,007(4,5)
     Officer          1999  $137,812        ---   $ 3,418          ---    10,000      ---   $ 13,095


(1)      Mr. Kanner deferred his entire salary for each of the years reported under the terms of deferred compensation plans established for his benefit.  The amounts reported for each year are the amounts deferred for that year.  As compensation is earned by
         Mr. Kanner, it is paid by the Company to deferred compensation trusts.  These amounts are being distributed to Mr. Kanner by the trusts in accordance with the terms of the deferred compensation plans.

(2)      Of the amount shown in the table, $90,879 in 2000, $81,087 in 1999, and $70,258 in
         1998  represents the premiums on life insurance paid for by the Company on Mr.
         Kanner's life, and for which the Company is not a beneficiary; and $4,620 in 2000,
         $4,544 in 1999, and $4,452 in 1998 represents the cost of providing Mr. Kanner with use of an automobile during the year.

(3)      Of the amount reflected, $114,000 in 2000, $118,500 in 1999 and $122,100 in 1998
         represents a payment by the Company toward the premium on split dollar life insurance on Mr. Kanner's life and for which the Company is not the beneficiary.
         The amounts will be repaid to the Company out of the death proceeds from such policy.

(4)      In 1988, the Company adopted a non-qualified plan to provide retirement benefits for executive officers and other key employees.  The plan provides benefits upon retirement, death or disability of the participant and benefits are subject to a restrictive vesting schedule.  $31,108 in 2000, $53,592 in 1999 and $58,505 in 1998
         of the amounts shown in the table for Mr. Kanner and $30,790 in 2000, $31,494 in
         1999 and $34,757 in 1998 of the amounts shown in the table for Mr. Kalette and
         $14,007 in 2000 and $12,095 in 1999 of the amount shown in the table for Ms. Szubski are amounts contributed to such plan for the benefit of such executive officers with respect to the years noted.  Vesting of benefits under the plan is phased in over 20 years and only a portion of the amount contributed for each year has fully vested.

(5)      In 1997, the Company adopted a 401-K plan to provide retirement benefits for employees of Pubco and the Company's printer supplies business, including officers.
         Participating employees make voluntary contributions to the Plan, a portion of which the Company matches.  Of the amounts shown in the 2000, 1999 and 1998 tables for Mr.
         Kalette, Mr. Kanner and Ms. Szubski, $1,000 was contributed by Pubco to such plan.
         Of the amount shown in the 2000, 1999 and 1998 tables for Mr. Dillingham, $1,000 was contributed by Buckeye to such plan.  Vesting of benefits under the plan is phased in over five years.

(6)      Of the amount shown in the table, $25,329 in 2000, $24,124 in 1999 and $23,085 in
         1998 represents the premiums on life insurance paid for by the Company on Mr.
         Kalette's life, and for which the Company is not a beneficiary; and $4,105 in 2000,
         $4,251 in 1999 and $4,057 in 1998 represents the cost of providing Mr. Kalette with use of an automobile during the year.

(7)      All of the amounts shown as paid to or for Mr. Dillingham were paid by the Company's printer supplies business.  Of the amount shown in the table, $5,625 in 2000,
         $4,995 in 1999 and $4,425 in 1998 represents the premiums on life insurance paid for by the Company's printer supplies business on Mr. Dillingham's life, and for which it is not a beneficiary; and $5,089 in 2000, $4,194 in 1999 and $5,666 in 1998
         represents the cost of providing Mr. Dillingham with use of an automobile during the year.


(8)      In 1988, the Company's printer supplies business adopted a non-qualified plan to provide retirement benefits for executive officers and other key employees.  The plan provides benefits upon retirement, death or disability of the participant and benefits are subject to arestrictive vesting schedule.  Of the amount shown in the table for Mr. Dillingham, $24,000 in 2000, $24,000 in 1999 and $30,000 in 1998 was
         contributed to such plan for the benefit of such executive officer with respect to each of the years noted.  Vesting of benefits under the plan is phased in over 20 years and only a portion of the amount contributed for each year has fully vested.

(9)      All of the amounts shown as paid to or for Mr. Matthews were paid by Allied.  Mr.
         Matthews has an employment agreement with such business providing for a minimum
         $130,000 per year base salary; a share of Allied's earnings in excess of its operating plan earnings, if any, and discretionary bonuses.

(10)     Of the amount shown in the table, $1,663 in 2000, $2,126 in 1999 and $1,710 in 1998 represents the premiums on life insurance paid for by the construction products business on Mr. Matthew's life, and for which it is not a beneficiary; and $5,198 in
         2000, $5,305 in 1999 and $3,993 in 1998 represents the cost of providing Mr.
         Matthews with use of an automobile during that year.

(11)     In 1993, Allied adopted a 401-K plan (with a profit sharing component) to provide retirement benefits for its employees, including officers.  Participating employees make voluntary contributions to the Plan, a portion of which such business
         matches.   All of the amount shown in the table for Mr. Matthews was contributed by
         Allied to such plan.  Vesting of benefits under the plan is phased in over three years.

(12)     The amount shown in the table represents the cost of providing Ms. Szubski with use of an automobile during the year.


1998 Equity Incentive Plan

    In July, 1998, the Board of Directors adopted the Company's 1998 Equity Incentive Plan, subject to approval by the Company's stockholders which was obtained at the Annual Meeting of Stockholders held on September 14, 1998.
The Plan provides for the grant of (i) incentive and non-statutory stock options, (ii) stock bonuses, (iii) rights to purchase restricted stock, and
(iv) stock appreciation rights, to key employees, officers and consultants of the Company and its affiliates. The maximum number of shares of Common Stock issuable under the Plan as approved by the stockholders was 200,000. No stock awards were issued under the Plan during 1998. During 1999, the Board amended the Plan which was approved by the Stockholders in September, 1999, to increase the number of shares issuable under the Plan by 120,000 shares to 320,000 shares. No awards of stock bonuses, restricted stock or stock appreciation rights have been granted under the Plan. The Board made the following grants of stock options to executive officers in 1999:

AGGREGATE OPTIONS EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                               Number of
                                               Securities     Value of
                                               Underlying     Unexercised
                                               Unexercised   In-The-Money
                                               Options At     Options At
                         Shares                Fiscal Year-   Fiscal Year
                        Acquired     Value     End    (#)     End    ($)
                           On       Realized   Exercisable/   Exercisable/
        Name            Exercise #     $      Unexercisable  Unexercisable

Robert H. Kanner                --        --             --             --

Stephen R. Kalette              --        --   5,000/15,000            0/0

William A. Dillingham           --        --  25,000/75,000            0/0

Leo R. Matthews                 --        --             --             --

Maria Szubski                   --        --   2,500/ 7,500            0/0

As of January 21, 2001, an additional 25% of the total options shown in the table for each individual became exercisable. The remaining options become exercisable over the next two years.

Unless covered by an employment agreement with the Company, officers serve for one year terms or until their respective successors are duly elected and qualified.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Mr. Kanner and Mr. Kalette participate in Board of Directors' deliberations and decisions concerning executive officer compensation. Mr. Kanner and Mr. Kalette are executive officers of the Company.

                              * * * * * * * * * *

    The Report of the Audit Committee regarding its activity during 2000, the Statement of the Board of Directors Regarding Executive Compensation, and the Stock Performance Charts, each of which follow, shall not be deemed incorporated by reference by any general statement incorporating by reference this Information Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                              * * * * * * * * * *

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee reviewed and discussed the 2000 audited financial statements with management. The Audit Committee discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) as may be modified or supplemented. The Audit Committee received the written disclosures and a letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the Company's independent accountants the independent accountants' independence. Based upon the foregoing reviews and discussions, the Audit Committee unanimously recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                            Glenn E. Corlett

                                            Harold L. Inlow

                                            Jack Howard

                      STATEMENT OF THE BOARD OF DIRECTORS
                        REGARDING EXECUTIVE COMPENSATION

    Mr. Matthews' employment arrangement includes participation in a bonus pool related to the performance of Allied and Mr. Matthews' compensation may include discretionary bonuses.

    Historically, the compensation of the Company's executive officers was not, as a matter of course, directly determined by Company performance through objective criteria. Rather, the Board set compensation at levels it determined were appropriate based upon the nature of the respective responsibilities of such officers and their willingness to work for the Company at such compensation levels.

    Beginning in mid-1998, the Board of Directors began to create a compensation system directly tied to Company performance. The Board's adoption of the 1998 Equity Incentive Plan in 1998 and the granting of stock options thereunder in 1999 tied one component of executive compensation to price changes in the market for the Company's stock. Mr. Kanner and Mr. Dillingham each rececived lower amounts of cash compensation in 2000 than in 1999 because operating income did not return to 1998 levels. Cash compensation for other officers continues at historical levels which were first established based on subjective factors such as responsibilities of the respective officer and their willingness to work at such levels.



                                       Glenn E. Corlett

                                       William A. Dillingham

                                       Jack Howard

                                       Harold L. Inlow

                                       Stephen R. Kalette

                                       Robert H. Kanner

                           STOCK PERFORMANCE CHART

    The following chart is a comparison of the Cumulative Total Return on the Company's Common Stock over the five year period ending December 31, 2000, with the Cumulative Total Return on the Center for Research in Security Prices ("CRSP") Index for Nasdaq Stock Market (US Companies) and a self-determined peer group.


                 Comparison of Five-Year Cumulative Total Returns
                              Performance Report for
                                 PUBCO CORPORATION

     Prepared by the Center for Research in Security Prices
     Produced on 10/17/2001 including data to 12/29/2000

     Company Index: CUSIP      Ticker   Class     Sic     Exchange
                    74437860   PUBO               2750    NASDAQ

                    Fiscal Year-end is 12/31/2000

     Market Index:  Nasdaq Stock Market (US Companies)

     Peer Index:    Companies in Self-Determined group :  7
                    ATI       ALLEGHENY TECHNOLOGIES
                    ABP       AMERICAN BUSINESS PRODS INC GA
                    IR        INGERSOLL RAND CO
                    MCL       MOORE CORP LTD
                    NSH       NASHUA CORP
                    SWK       STANLEY WORKS
                    WCS       WALLACE COMPUTER SERVICES INC


                 Date         Company Index   Market Index   Peer Index
               12/29/1995        100.000        100.000        100.000
               01/31/1996        107.292        100.498        105.052
               02/29/1996        114.583        104.331        109.415
               03/29/1996        110.417        104.680        109.242
               04/30/1996        129.167        113.349        113.895
               05/31/1996        135.417        118.549        117.575
               06/28/1996        139.583        113.208        118.320
               07/31/1996        127.083        103.137        114.328
               08/30/1996        131.250        108.924        114.764
               09/30/1996        131.250        117.244        124.662
               10/31/1996        131.250        115.943        119.595
               11/29/1996        135.417        123.131        131.201
               12/31/1996        122.917        123.026        126.791
               01/31/1997        120.833        131.754        136.568
               02/28/1997        129.167        124.463        142.787
               03/31/1997        129.167        116.345        141.144
               04/30/1997        138.542        119.971        142.496
               05/30/1997        140.625        133.558        150.640
               06/30/1997        137.500        137.665        157.131
               07/31/1997        147.917        152.169        176.138
               08/29/1997        184.375        151.942        164.375
               09/30/1997        177.083        160.947        167.576
               10/31/1997        180.208        152.562        155.639
               11/28/1997        179.167        153.367        157.874
               12/31/1997        172.917        150.676        161.287

                 Comparison of Five-Year Cumulative Total Returns
                              Performance Report for
                                 PUBCO CORPORATION

     Prepared by the Center for Research in Security Prices
     Produced on 10/17/2001 including data to 12/29/2000

                 Date       Company Index   Market Index   Peer Index

               01/30/1998        179.167        155.453        155.919
               02/27/1998        190.885        170.060        174.013
               03/31/1998        225.000        176.347        181.952
               04/30/1998        233.333        179.330        171.985
               05/29/1998        216.667        169.366        160.471
               06/30/1998        197.917        181.196        152.045
               07/31/1998        197.917        179.073        145.320
               08/31/1998        162.500        143.570        125.996
               09/30/1998        170.833        163.488        122.985
               10/30/1998        160.417        170.670        147.087
               11/30/1998        144.792        188.018        143.564
               12/31/1998        150.000        212.445        143.249
               01/29/1999        158.334        243.279        140.777
               02/26/1999        154.167        221.493        139.518
               03/31/1999        143.750        238.249        138.639
               04/30/1999        139.583        245.923        177.065
               05/28/1999        148.959        239.110        167.461
               06/30/1999        147.917        260.624        172.596
               07/30/1999        143.750        255.925        166.625
               08/31/1999        137.500        266.745        160.123
               09/30/1999        137.500        267.111        144.074
               10/29/1999        125.521        288.520        138.445
               11/30/1999        126.042        323.618        132.599
               12/31/1999        133.334        394.799        137.383
               01/31/2000        133.333        380.222        119.023
               02/29/2000        143.750        452.561        100.281
               03/31/2000        129.167        443.225        114.936
               04/28/2000        122.917        372.794        124.533
               05/31/2000        129.688        327.823        117.993
               06/30/2000        129.167        385.385        103.821
               07/31/2000        126.563        364.494        106.262
               08/31/2000        127.604        407.581        119.451
               09/29/2000        127.604        354.627         96.312
               10/31/2000        133.334        325.529        106.454
               11/30/2000        118.750        250.791        111.364
               12/29/2000        117.709        237.465        115.450



     The index level for all series was set to 100.0 on 12/29/1995

    PROPOSAL TO ADOPT AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO LIMIT RECORD OWNERSHIP OF THE COMPANY'S COMMON STOCK AND CLASS B STOCK TO PERSONS OWNING AT LEAST 100 SHARES OF COMMON STOCK OR CLASS B STOCK.


Summary of the Proposed Transaction

    The Board of Directors has authorized and recommends for Stockholder approval an Amendment to the Company's Certificate of Incorporation that would limit record ownership of the Company's Common Stock and Class B Stock to persons owning at least 100 shares of such Common Stock or Class B Stock.

    If approved, the Amendment would be effective upon filing of the Amendment with the Delaware Secretary of State. In order to be approved, stockholders holding a majority of the voting power of the Company's Common Stock and Class B Stock entitled to vote at the Meeting must approve the proposal to amend the Company's Certificate of Incorporation. Attached as Exhibit B to this Information Statement is the proposed Amendment to the Company's Certificate of Incorporation which is the subject of this proposal.


Effect on Stockholders of Approval of the Proposal

    If the Company's stockholders approve the proposal to amend the Company's Certificate of Incorporation to limit record ownership of the Company's Common Stock and Class B Stock to persons owning at least 100 shares of Common Stock or Class B Stock, no further transfers of record ownership will be allowed to persons who would own fewer than 100 shares of record after such transfer. Neither the Company nor its transfer agent (the Company currently acts as its own transfer agent) shall record or issue a certificate in respect of such transfer. The effect on current stockholders will be:

:   Stockholder on the Effective Date       :          Net Effect after Amendment              :
:                                           :                                                  :
:  Registered Stockholders holding 100 or   :  Registered stockholders holding 100 or more     :
:  more Shares of Common Stock or 100 or    :  shares of the Company's Common Stock and        :
:  more shares of Class B Stock             :  Registered stockholders holding 100 or more     :
:                                           :  shares of the Company's Class B Stock will not  :
:                                           :  be affected by the Amendment.  Each holder      :
:                                           :  of 100 or more shares of the Company's Common   :
:                                           :  Stock and each holder of 100 or more shares of  :
:                                           :  of the Company's Class B Stock may continue to  :
:                                           :  hold their Common Stock, or Class B Stock and   :
:                                           :  may acquire and hold any number of additional   :
:                                           :  shares of Common Stock, or Class B Stock,       :
:                                           :  respectively, after the Amendment, so long as   :
:                                           :  in each case such stockholder's holding does    :
:                                           :  not at any time fall below 100 shares.  Such    :
:                                           :  stock may be held in a nominee name (such as a  :
:                                           :  bank or brokerage account) in any quantity.     :
:                                           :                                                  :




:   Stockholder on the Effective Date       :          Net Effect after Amendment              :
:                                           :                                                  :
:  Registered Stockholders holding 99 or    :  Registered stockholders currently holding 99 or :
:  fewer Shares of Common Stock or Class B  :  fewer shares of the Company's Common Stock and  :
:  Stock.                                   :  Registered stockholders holding 99 or fewer     :
:                                           :  shares of the Company's Class B Stock will be   :
:                                           :  able to continue to hold such shares of record, :
:                                           :  however they will not be able to transfer less  :
:                                           :  than 100 shares to a record stockholder after   :
:                                           :  the effective date of the Amendment unless such :
:                                           :  stockholder owns at least 100 shares.  Such     :
:                                           :  stock may be held in a nominee name in any      :
:                                           :  quantity.                                       :
:                                           :                                                  :
:                                           :                                                  :
:  Stockholders Holding Company Common      :  Stockholders holding Company Common Stock in    :
:  Stock in Street Name Through a Nominee   :  a nominee name through a nominee will not be    :
:  (Such as a Bank or Broker).              :  be affected by the Amendment, except that such  :
:                                           :  stockholder will not be able to transfer fewer  :
:                                           :  than 100 shares to a new record stockholder     :
:                                           :  after the effective date of the Amendment unless:
:                                           :  such record stocholder already owns at least    :
:                                           :  100 shares of Common Stock or Class B Stock,    :
:                                           :  respectively, after the transaction.  Such      :
:                                           :  stockholders can contine to hold their Common   :
:                                           :  or Class B Stock in nominee name, regardless    :
:                                           :  of the number of shares owned, after the        :
:                                           :  effective date of the Amendment.                :
:                                           :                                                  :

Reasons for the Amendment to the Company's Certificate of Incorporation

    The Board of Directors recommends that the stockholders approve the proposal to amend the Company's Certificate of Incorporation. At the 2000 Annual Meeting of Stockholders, stockholders approved a 1 for 100 reverse stock split followed immediately by a 100 for 1 forward stock split. This had the purpose and effect of cashing out all record holders of fewer than 100 shares without affecting the number of shares owned by record holders owning at least 100 shares. That transaction was approved and recommended by the Board of Directors in part because of the costs associated with administering each registered stockholder's account. Such cost is fixed regardless of the number of shares owned so the cost is disproportionately high for record owners of a small number of shares. Although only a handful of new record accounts of fewer than 100 shares have been opened since that transaction, such number could increase over time and the Company could be faced with the high costs of administering small accounts. By adopting this restriction on record ownership now, the Company would never be faced with an increase in the number of record holders of fewer than 100 shares and the costs associated therewith.

                             INDEPENDENT AUDITORS

    Ernst & Young LLP was the Company's independent auditor for the fiscal year 2000. The Company has been advised by Ernst & Young that neither the firm nor any of its associates has any relationship with the Company or any affiliate of the Company other than the usual relationship that exists between independent auditor and client. A representative of that firm might be present at the Meeting, will have an opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions from stockholders.

                             By Order of the Board of Directors


                                     Stephen R. Kalette
                                         Secretary






                               FORM 10-K REPORT

    IN ADDITION TO ITS ANNUAL REPORT TO STOCKHOLDERS, THE COMPANY FILES AN ANNUAL REPORT WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K. STOCKHOLDERS MAY OBTAIN A COPY WITHOUT EXHIBITS WITHOUT CHARGE BY WRITING TO THE COMPANY, ATTENTION: STEPHEN R. KALETTE, SECRETARY, PUBCO CORPORATION, 3830 KELLEY AVENUE, CLEVELAND, OHIO 44114. COPIES OF EXHIBITS MAY BE OBTAINED AT $0.25 PER PAGE TO COVER THE COMPANY'S COSTS IN FURNISHING SUCH COPIES.

                                   EXHIBIT A


                               PUBCO CORPORATION
                            AUDIT COMMITTEE CHARTER
                          (As adopted March 29, 2000)


1. Powers and Purposes. The Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial information provided to stockholders and others; the system of internal controls; and the auditing, accounting and financial reporting processes. Consistent with this function, the Committee should foster adherence at all levels to applicable laws, regulations, and the Company's policies, procedures and practices. The Committee will also serve as a means of communication between the Board and the independent auditors.

2. Composition. On and after June 14, 2001, the Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors as defined by NASDAQ rules; provided, however, that the Committee may include up to one non-independent director provided that the Board determines it to be in the best interest of the Company and its stockholders, the Board discloses its reasons for the determination in the Company's next annual proxy (information) statement, and otherwise complies with NASDAQ rules. Each member of the Committee shall be financially literate, and at least one member will have an accounting or related financial management expertise.

3.  Responsibilities.

    a.   Review and update the Committee's charter annually.

    b. Instruct the independent auditors that they are ultimately accountable to the Board. In addition, as the Board's representatives, the Committee has the responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors.

    c. Disclose in the Company's proxy (information) statement at least triennially whether the Committtee has adopted a formal written charter, and whether the Committee has satisfied the responsibilities of the charter. If any significant amendments to the charter are made, the disclosure will be included in the next proxy (information) statement.

    d. Review with corporate management the audited financial statements for each year. Consider the independent auditors' judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

    e. Include a letter from the Committee in the proxy (information) statement disclosing:

          A. That management reviewed the audited financial statements with the Committee.

          B. That the independent auditors discussed matters required by Statement on Auditing Standards No. 61.

          C. That the Committee reviewed the independent auditors' written statement delineating all relationships between the auditors and the Company so as to assure that they remain independent with respect to audit services to be rendered.

          D. Whether, based on the review and discussions noted above, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K.

          E. Whether Committee members are independent as defined in the listing standards of the National Association of Securities Dealers.

     f. Instruct the independent auditors to conduct a SAS71 Interim Financial Review prior to the Company's filing of Forms 10-Q.

     g. Consider, in consultation with the independent auditors, the audit scope and plan of the independent auditors.

     h. Review with the independent auditors any difficulties encountered in performing the audit work, including any restrictions on the scope of activities or access to required information.

     i. Review, in consultation with the independent auditors, the adequacy of the Company's internal controls.

     j. Review each year the programs that the Company has instituted to correct any control deficiencies noted during the annual audit.

                                  EXHIBIT B


              PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

RESOLVED: That ARTICLE 4 of the Company's Certificate of Incorporation is hereby amended by adding at the end of ARTICLE 4 the following provisions:

Beginning on the effective date of the amendment adding this paragraph to
ARTICLE 4 (the "Effective Date"), any attempted sale, transfer, assignment, conveyance, grant, gift, pledge, devise, bequest or other disposition of any share or shares of Common Stock or Class B Stock of the Corporation to any person or entity who would be, after such transaction, the record owner of fewer than 100 shares of such Common Stock or Class B Stock, shall be void ab initio insofar as it purports to transfer record ownership of such stock to the purported transferee, and neither the Corporation, nor its transfer agent, shall record or issue a certificate in respect of such transferee's interest in such shares of stock; provided, however, that the restrictions described above in this paragraph shall not prevent a valid acquisition of record ownership if the transferee obtains the written approval of the Board of Directors of the Corporation.